TERM NOTE

$4,000,000                                                      October 13, 1998


                  WESTELL TECHNOLOGIES, INC., WESTELL, INC., WESTELL INTERNATIONAL, INC., AND CONFERENCE PLUS, INCORPORATED (collectively, "Borrowers"), hereby jointly and severally promise to pay to the order of LaSalle National Bank (the "Bank") the principal sum of Four Million and No/100 Dollars ($4,000,000), in twelve (12) consecutive quarterly installments of principal, each in the amount of Three Hundred Thirty-Three Thousand Three Hundred Thirty-Three and 33/100 Dollars ($333,333.33), payable commencing November 30, 1998 and continuing on the last day of each February, May, August, and November thereafter, with a final payment on August 30, 2001 (each, a "Quarterly Payment Date").

                  Any and all principal amounts remaining unpaid hereunder from time to time shall bear interest from the date hereof until paid, payable on the last day of each Interest Period (as such term is defined in the "Loan Agreement" (as hereinafter defined)) until payment in full, at the rate(s) set forth in Section 2.6 of the Loan Agreement.

                  Borrowers may prepay in whole or in part, at any time and from time to time, the principal, accrued interest and other amounts due under this Note without premium or penalty, except as set forth in the Loan Agreement.

                  Any amount of interest or principal hereof which is not paid when due, whether on a Quarterly Payment Date, the last day of an Interest Period, at stated maturity, by acceleration or otherwise, shall bear interest payable on demand at the "Default Rate" (as such term is defined in the Loan Agreement).

                  All payments of principal and interest on this Note shall be payable in lawful money of the United States of America. In no event shall the interest payable exceed the highest rate permitted by law. Principal and interest shall be paid to Bank at 135 South LaSalle Street, Chicago, Illinois 60603, or at such other place as the holder of this Note may designate in writing to Borrowers. All payments hereunder shall be applied as provided in the Loan Agreement. In determining Borrowers' liability to the Bank hereunder, the books and records of the Bank shall be controlling absent arithmetic or manifest error.

                  This Note evidences certain indebtedness incurred under that certain Loan and Security Agreement dated as of the date hereof among Borrowers and Bank (as heretofore or hereafter amended, the "Loan Agreement), to which reference is hereby made for a statement of the terms and conditions under which the due date of this Note or any payment thereon may be accelerated or is automatically accelerated, or under which this Note may be prepaid or is required to be prepaid. All capitalized terms used herein shall, unless otherwise defined herein, have the meanings set forth in the Loan Agreement. The holder of this Note is entitled to all of the benefits provided in said Loan Agreement and the Loan Documents referred to herein. Borrowers agree to pay all costs of collection and all reasonable attorneys' fees paid or incurred in enforcing any of the Bank's rights hereunder promptly on demand of the Bank and as more fully set forth in the Loan Agreement.

                  Except as set forth in the Loan Agreement, the Borrowers, endorsers and all other parties to this Note waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Loan Agreement. In any action on this Note, the Bank or its assignee need not file the original of this Note, but need only file a photocopy of this Note certified by the Bank or such assignee to be a true and correct copy of this Note.

                  This is the Term Note referred to in the Loan Agreement.  This
Note is secured by, among other things, a security interest in the Collateral granted to the Bank pursuant to Section 4 of the Loan Agreement.

                  No delay on the part of the Bank in exercising any right under this Note, any security agreement, guaranty or other undertaking affecting this Note, shall operate as a waiver of such right or any other right under this Note, nor shall any omission in exercising any right on the part of the Bank under this Note operate as a waiver of any other rights.

                  Upon the occurrence of an Event of Default under the Loan Agreement, the outstanding indebtedness evidenced by this Note, together with all accrued interest, shall be due and payable in accordance with the terms of the Loan Agreement, without notice to or demand upon the Borrowers except as otherwise set forth in the Loan Agreement, and the Bank may exercise all of its rights and remedies reserved to it under the Loan Agreement or applicable law.

                  If any provision of this Note or the application thereof to any party of circumstance is held invalid or unenforceable, the remainder of this Note and the application of such provision to other parties or circumstances will not be affected thereby and the provisions of this Note shall be severable in any such instance.

                  BORROWERS   HEREBY  WAIVE  ANY  RIGHT  BORROWERS  MAY  NOW  OR
HEREAFTER HAVE TO SUBMIT ANY CLAIM, ISSUE OR DEFENSE ARISING HEREUNDER OR UNDER THE OTHER DOCUMENTS RELATING TO THIS NOTE TO A TRIAL BY JURY.

                  This Note shall be deemed to have been made under and shall be governed in accordance with the internal laws and not the conflict of law rules of the State of Illinois.


WESTELL TECHNOLOGIES, INC.


By:
Title:



                                  WESTELL, INC.

                                  By:_______________________________________
                                  Title:_____________________________________


                                  WESTELL INTERNATIONAL, INC.

                                  By:______________________________________
                                  Title:_____________________________________


                                  CONFERENCE PLUS,  INCORPORATED

                                  By:______________________________________
                                  Title:_____________________________________